                                                                    EXHIBIT 4.10

                                                                      EXHIBIT A1

                                 [Face of Note]

                                                         CUSIP/CINS ____________

                       7.85% Senior Secured Notes due 2012

No. ___                                                            $____________

                 AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC
            AMERICAN CASINO & ENTERTAINMENT PROPERTIES FINANCE CORP.

each promise to pay to ____________________ or registered assigns,

the principal sum of ___________________________________ DOLLARS on February 1,
2012.

Interest Payment Dates: February 1 and August 1

Record Dates: January 15 and July 15

Dated:

                                        AMERICAN CASINO & ENTERTAINMENT
                                        PROPERTIES LLC

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        AMERICAN CASINO & ENTERTAINMENT
                                        PROPERTIES FINANCE CORP.

                                        By: ____________________________________
                                            Name:
                                            Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

WILMINGTON TRUST COMPANY,
 as Trustee

By: ____________________________________
         Authorized Signatory

                                      A1-1

                                 [Back of Note]
                       7.85% Senior Secured Notes due 2012

[Insert the Global Note Legend, if ap`plicable pursuant to the provisions of the Indenture]

[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture]

      Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

            (1) INTEREST. American Casino & Entertainment Properties LLC, a Delaware limited liability company ("ACEP") and American Casino & Entertainment Properties Finance Corp., a Delaware corporation ("ACEP Finance", together with ACEP, the "Company"), promises to pay interest on the principal amount of this Note at 7.85% per annum from ________________, 20__ until maturity and shall pay the Liquidated Damages, if any, payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Company will pay interest and Liquidated Damages, if any, semi-annually in arrears on February 1 and August 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be _____________, 20__. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages, if any, (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

            (2) METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Liquidated Damages, if any, to the Persons who are registered Holders of Notes at the close of business on the January 15 or July 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest and Liquidated Damages, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Liquidated Damages, if any, on, all Global Notes and all other Notes the Holders of which hold at least $2.0 million aggregate principal amount of Notes and shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

            (3) PAYING AGENT AND REGISTRAR. Initially, Wilmington Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change

                                      A1-2
      any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

            (4) INDENTURE AND COLLATERAL DOCUMENTS. The Company issued the Notes under an Indenture dated as of January 29, 2004 (the "Indenture") among the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the TIA (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are secured obligations of the Company. The Notes are secured by a pledge of Note Collateral pursuant to the Collateral Documents referred to in the Indenture.

            (5) OPTIONAL REDEMPTION.

      (a) Except as set forth in subparagraph (b) of this Paragraph 5, the Company will not have the option to redeem the Notes prior to February 1, 2008. On or after February 1, 2008, the Company will have the option to redeem the Notes, in whole or in part, upon not less than 15 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on February 1 of the years indicated below:

Year                                  Percentage
----                                  ----------
2008...............................    103.925%
2009...............................    101.963%
2010 and thereafter................    100.000%

      (b) Notwithstanding the provisions of subparagraph (a) of this Paragraph 5, at any time prior to February 1, 2007, the Company may on one or more occasions redeem up to 35% of the aggregate principal amount of Notes (including Additional Notes) issued under the Indenture with the net cash proceeds of one or more Equity Offerings of from the proceeds of Permitted Affiliate Subordinated Debt of ACEP at a redemption price equal to 107.850% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date; provided that at least 65% in aggregate principal amount of the Notes issued under the Indenture remains outstanding immediately after the occurrence of such redemption (excluding Notes held by ACEP and its Subsidiaries) and that such redemption occurs within 60 days of the date of the closing of such Equity Offering or the issuance of Permitted Affiliate Subordinated Debt.

            (6) REDEMPTION PURSUANT TO GAMING LAWS.

      If any Gaming Authority requires that a Holder or Beneficial Owner of Notes be licensed, qualified or found suitable under any applicable Gaming Law and such Holder or Beneficial Owner:

      (a) fails to apply for a license, qualification or a finding of suitability within 30 days (or such shorter period as may be required by the applicable Gaming Authority) after being requested to do so by the Gaming Authority; or

      (b) is denied such license or qualification or not found suitable;

      ACEP shall then have the right, at its option:

                                      A1-3

      (c) to require each such Holder or Beneficial Owner to dispose of its Notes within 30 days (or such earlier date as may be required by the applicable Gaming Authority) of the occurrence of the event described in clause (1) or (2) above, or

      (d) to redeem the Notes of each such Holder or Beneficial Owner, in accordance with Rule 14e-1 of the Exchange Act, if applicable, at a redemption price equal to the lowest of:

            (1) the principal amount thereof, together with accrued and unpaid interest and Liquidated Damages, if any, to the earlier of the date of redemption, the date 30 days' after such Holder or Beneficial Owner is required to apply for a license, qualification or finding of suitability (or such shorter period that may be required by any applicable Gaming Authority) if such Holder or Beneficial Owner fails to do so ("Application Date") or of the date of denial of license or qualification or of the finding of unsuitability by such Gaming Authority;

            (2) the price at which such Holder or Beneficial Owner acquired the Notes, together with accrued and unpaid interest and Liquidated Damages, if any, to the earlier of the date of redemption, the Application Date or the date of the denial of license or qualification or of the finding of unsuitability by such Gaming Authority; and

            (3) such other lesser amount as may be required by any Gaming Authority.

      Immediately upon a determination by a Gaming Authority that a Holder or Beneficial Owner of the Notes will not be licensed, qualified or found suitable and must dispose of the Notes, the Holder or Beneficial Owner will, to the extent required by applicable Gaming Laws, have no further right:

      (a) to exercise, directly or indirectly, through any trustee or nominee or any other Person or entity, any right conferred by the Notes, the Note Guarantees or the Indenture; or

      (b) to receive any interest, Liquidated Damages, dividend, economic interests or any other distributions or payments with respect to the Notes and the Note Guarantees or any remuneration in any form with respect to the Notes and the Note Guarantees from the Company, the Guarantors or the Trustee, except the redemption price referred to above.

            (7) SPECIAL MANDATORY REDEMPTION. In the event each of the Release Conditions shall not have been satisfied on or prior to the earlier of (A) August 31, 2004 and (B) an Interest Top-Off Failure (the earlier of (A) and (B) being the "Escrow Break Date"), ACEP shall redeem all of the Notes, on the second Business Day immediately following the Escrow Break Date, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest to the date of redemption.

            (8) MANDATORY REDEMPTION. Other than in connection with redemption pursuant to Gaming Laws or a Special Mandatory Redemption, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

            (9) REPURCHASE AT THE OPTION OF HOLDER.

                  (a) If there is a Change of Control, the Company will be required to make an offer (a "Change of Control Offer") to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Notes at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase (the "Change of Control Payment"). Within 30 days following any

                                      A1-4

      Change of Control, the Company will mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

                  (b) If the Company or a Restricted Subsidiary of the Company consummates any Asset Sales, within five days of each date on which the aggregate amount of Excess Proceeds exceeds $5.0 million, the Company will commence an offer to all Holders of Notes and all holders of other Indebtedness that is pari passu with the Notes containing provisions similar to those set forth in the Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets (an "Asset Sale Offer") pursuant to Section 3.11 of the Indenture to purchase the maximum principal amount of Notes (including any Additional Notes) and other pari passu Indebtedness that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date fixed for the closing of such offer, in accordance with the procedures set forth in the Indenture. To the extent that the aggregate amount of Notes (including any Additional Notes) and other pari passu Indebtedness tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company may use such deficiency for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of Notes and other pari passu Indebtedness surrendered by holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and other pari passu Indebtedness to be purchased on a pro rata basis. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" attached to this Note.

                  (c) If the Company or a Restricted Subsidiary of the Company receives Excess Loss Proceeds, within five days of each date on which the aggregate amount of Excess Loss Proceeds exceeds $5.0 million, the Company will commence an offer to all Holders of Notes and all holders of other Indebtedness that is pari passu with the Notes containing provisions similar to those set forth in the Indenture that require the Company to make an Event of Loss Offer pursuant to Section 3.12 of the Indenture to purchase the maximum principal amount of Notes (including any Additional Notes) and other pari passu Indebtedness that may be purchased out of the Excess Loss Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date fixed for the closing of such offer, in accordance with the procedures set forth in the Indenture. To the extent that the aggregate amount of Notes (including any Additional Notes) and other pari passu Indebtedness tendered pursuant to an Event of Loss Offer is less than the Excess Loss Proceeds, the Company may use such deficiency for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of Notes and other pari passu Indebtedness surrendered by holders thereof exceeds the amount of Excess Loss Proceeds, the Trustee shall select the Notes and other pari passu Indebtedness to be purchased on a pro rata basis. Holders of Notes that are the subject of an offer to purchase will receive an Excess Loss Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" attached to this Note.

            (10) NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 15 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a

                                      A1-5

      Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

            (11) DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

            (12) PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

            (13) AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Note Guarantees or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes and Additional Notes, if any, voting as a single class, and any existing Default or Event of Default compliance with any provision of the Indenture, the Note Guarantees or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes and Additional Notes, if any, voting as a single class. Without the consent of any Holder of a Note, the Indenture, the Note Guarantees or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's or any Guarantor's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA, to conform the text of the Indenture, the Collateral Documents or the Notes to any provision of the "Description of Notes" section of the Offering Memorandum, to the extent that such provision in that "Description of Notes" was intended to be a verbatim recitation of a provision of the Indenture, the Note Guarantees, the Collateral Documents or the Notes, to provide for the Issuance of Additional Notes in accordance with the limitations set forth in the Indenture, or to allow any Guarantor to execute a supplemental indenture to the Indenture and/or a Note Guarantee with respect to the Notes.

            (14) DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest or Liquidated Damages on the Notes; (ii) default in payment when due of principal of or premium, if any, on the Notes when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise, (iii) failure by the Company to comply with Section 3.08, 3.09, 4.07, 4.09, 4.10, 4.15, 4.16 or 5.01 of the Indenture; (iv) failure by the
      Company for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in principal amount of the Notes then outstanding voting as a single class to comply with certain other agreements in the Indenture, the Notes or the Collateral Documents; (v) default under certain other agreements relating to Indebtedness of the Company which default results in the acceleration of such Indebtedness prior to its express maturity; (vi) certain final judgments for the payment of money that remain

                                      A1-6
      undischarged for a period of 60 days; (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries that, when taken together, would constitute a Significant Subsidiary; (viii) the breach of certain covenants in the Collateral Documents or the Collateral Documents shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect; (ix) certain cessations or suspensions of the Company's Gaming Licenses; and (x) except as permitted by the Indenture, any Note Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor or any Person acting on its behalf shall deny or disaffirm its obligations under such Guarantor's Note Guarantee. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

            (15) TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

            (16) NO RECOURSE AGAINST OTHERS. A director, officer, manager (or managing member) direct or indirect member, partner, employee, incorporator or stockholder, of the Company or any of the Guarantors, as such, will not have any liability for any obligations of the Company or such Guarantor under the Notes, the Note Guarantees, the Collateral Documents or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

            (17) AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

            (18) ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            (19) ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the

                                      A1-7

      Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes will have all the rights set forth in the Registration Rights Agreement dated as of January 29, 2004, among the Company and the other parties named on the signature pages thereof or, in the case of Additional Notes, Holders of Restricted Global Notes and Restricted Definitive Notes will have the rights set forth in one or more registration rights agreements, if any, among the Company , the Guarantors and the other parties thereto, relating to rights given by the Company and the Guarantors to the purchasers of any Additional Notes (collectively, the "Registration Rights Agreement").

            (20) CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

      The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

American Casino & Entertainment Properties LLC
American Casino & Entertainment Properties Finance Corp.
2000 Las Vegas Boulevard South
Las Vegas, Nevada 89104
Attention: Denise Barton

                                      A1-8

                                 ASSIGNMENT FORM

      To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: __________________________________
                                               (Insert assignee's legal name)

________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _______________

                                        Your Signature: ________________________
                                              (Sign exactly as your name appears
                                               on the face of this Note)

Signature Guarantee*: _________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                      A1-9

                       OPTION OF HOLDER TO ELECT PURCHASE

               If you want to elect to have this Note purchased by the Company pursuant to Section 4.10, 4.15 or 4.16 of the Indenture, check the appropriate box below:

        [ ] Section 4.10       [ ] Section 4.15      [ ] Section 4.16

      If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10, Section 4.15 or Section 4.16 of the Indenture, state the amount you elect to have purchased:

                                $_______________

Date: _______________

                                        Your Signature: ________________________
                                              (Sign exactly as your name appears
                                               on the face of this Note)

                                        Tax Identification No.:_________________

Signature Guarantee*: _________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                     A1-10

             SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE*

      The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

                                                                    Principal Amount
                  Amount of decrease in   Amount of increase in    at maturity of this
                    Principal Amount        Principal Amount      Global Note following   Signature of authorized
                     at maturity of          at maturity of           such decrease        officer of Trustee or
Date of Exchange    this Global Note        this Global Note          (or increase)              Custodian
----------------    ----------------        ----------------          -------------              ---------

* This schedule should be included only if the Note is issued in global form.

                                     A1-11

                                                                      EXHIBIT A2

                       FORM OF AFFILIATE SUBORDINATED NOTE

Dated as of [        ]

American Casino & Entertainment Properties LLC
2000 Las Vegas Boulevard South
Las Vegas, Nevada 89104

      FOR VALUE RECEIVED, the undersigned, American Casino & Entertainment Properties LLC, a Delaware limited liability company (the "Maker"), hereby promises to pay to [ ] (the "Holder"), its successors or its assigns, at the offices of the Holder, or at such other place as the holder of this Affiliate Subordinated Note (this "PASI Note") shall specify, on [ ]* (the "Repayment Date") (or on such later date as the parties shall mutually agree), in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts, the aggregate unpaid principal amount of all Advances (as defined below), plus all interest added to the outstanding principal amount of this PASI Note pursuant to the terms hereof.

      The Maker promises to pay interest on the outstanding principal amount of this PASI Note in accordance with Section 2 of this PASI Note.

      1. Definitions. Except as provided herein below, capitalized terms used herein shall have the meanings ascribed to such terms in the Indenture, dated as of January 29, 2004 (as amended, supplemented or restated, the "Indenture"), by and among the Maker, American Casino & Entertainment Properties Finance Corp. ("ACEP Finance"), certain Guarantors named therein and Wilmington Trust Company, as trustee (including any successor trustees, the "Trustee"), whether or not such Indenture is still in effect. The terms defined in this Section 1 shall have the following meanings for all purposes in this PASI Note:

      1.1 "Advance" means loans or advances made or deemed to be made (including, for purposes of clarification, pursuant to Section 2.3) by the Holder to or on behalf of the Maker.

      1.2 "Advance Date" means any date upon which Advances are made or deemed to be made (including, for purposes of clarification, pursuant to Section 2.3) by the Holder to or on behalf of the Maker.

      1.3 "Advance Schedule" has the meaning set forth in Section 3.

      1.4 "Capitalized Interest Date" has the meaning ascribed to such term in
Section 2.3.

      1.5 "Event of Default" means an Event of Default under the Indenture.

      1.6 "Holder" has the meaning set forth in the first paragraph of this PASI Note.

      1.7 "Indenture Debt" means the aggregate principal amount of the 8.85% Senior Secured Notes due 2012 (the "Notes"), including any Additional Notes issued under the Indenture, together in

--------
* No earlier than three months after the final maturity date of the Notes.

                                      A2-1
each case with interest thereon (including, without limitation, any interest subsequent to the filing by or against the Maker or ACEP Finance of any bankruptcy, reorganization or similar proceeding, whether or not such interest would constitute an allowed claim in any such proceeding, calculated at the rate set forth for overdue payments on the Notes set forth in the Indenture) and all fees, expenses and other amounts owing from time to time by the Maker, ACEP Finance and the Guarantors under the Indenture.

      1.8 "Maker" has the meaning set forth in the first paragraph of this PASI Note.

      1.9 "Proceeding" has the meaning set forth in Section 6.5.

      1.10 "Repayment Date" has the meaning set forth in the first paragraph of this PASI Note.

      1.11 "Senior Bank Debt" means the principal amount of all loans from time to time outstanding or owing under the Bank Credit Facility, together with interest thereon (including, without limitation, any interest subsequent to the filing by or against the Maker or ACEP Finance of any bankruptcy, reorganization or similar proceeding, whether or not such interest would constitute an allowed claim in any such proceeding, calculated at the rate set forth for overdue loans in the Bank Credit Facility) and all fees, expenses and other amounts owing from time to time by the Maker or ACEP Finance under the Bank Credit Facility.

      1.12 "Senior Debt" means (i) the Indenture Debt, (ii) the Senior Bank Debt, (iii) all fees, expenses and other amounts owed to the Collateral Agent by the Maker and ACEP Finance under any collateral or other agreement relating to the Indenture Debt and/or the Senior Bank Debt, and (iv) any other indebtedness or other obligations of the Maker designated in writing by the Maker and Holder as Senior Debt.

      The provisions of this Section 1 to the contrary notwithstanding, to the extent any term defined in this PASI Note by cross reference to the Indenture is amended, such term shall be deemed likewise amended herein. Such terms shall continue to have the meanings set forth in the Indenture whether or not the Indenture remains in effect.

      2. Interest Rates; Interest Repayment and Accrual.

      2.1 Interest on the outstanding principal amount, if any, of each Advance shall accrue from and after the Advance Date with respect to each Advance, calculated on the basis of a 360-day year for the actual number of days elapsed, at the rate per annum of:

      [                            ]

      2.2 Until the principal amount of this PASI Note and any other amounts due hereunder are paid in full in cash, all accrued and unpaid interest on the outstanding principal amount of this PASI Note shall be payable quarterly in arrears on [ ], [ ], [ ], and [ ] of each year, commencing [ ], to the extent such payment is permitted under the Indenture and the Bank Credit Facility, provided that no such payments shall be made if a Default or an Event of Default shall have occurred and be continuing. All payments of principal of and interest on this PASI Note shall be payable in lawful currency of the United States of America. All such cash payments shall be made by the Maker to an account set forth on Schedule A or such other account designated in writing by the Holder to the Maker, and shall be recorded on the books and records of the Maker and the Holder. Subject to the provisions in Section 6 hereof, all accrued and unpaid interest shall be payable in cash upon maturity of this PASI Note (whether at stated maturity, by acceleration or otherwise) and from time to time thereafter upon demand of the Holder until this PASI Note is paid in full in cash.

                                      A2-2

      2.3 On the date any accrued interest on the unpaid principal amount of this PASI Note is payable pursuant to Section 2.2 above, to the extent all or part of such payment is not permitted pursuant to Section 2.2 above, then on such date (the "Capitalized Interest Date") all or such portion of such interest shall be deemed to be an Advance to the Maker and shall be added to the outstanding principal amount of this PASI Note on such Capitalized Interest Date.

      3. Notation of Advances, Repayments and Prepayments. At the time of the making of each Advance (including, for purposes of clarification, pursuant to Section 2.3) or of any repayment or prepayment, if any, the Holder shall make a notation on Schedule I of this PASI Note or on a continuation thereof (the "Advance Schedule"), specifying the date of such Advance, repayment or prepayment and the amount of such Advance, repayment or prepayment; provided, however, that a failure to make a notation with respect to any Advance shall not limit or otherwise affect the obligation of the Maker hereunder and recognition of payment of principal (including pursuant to Section 2.3 above) or interest on this PASI Note shall not be affected by the failure to make a notation on said Advance Schedule. If necessary to evidence an extension of the payment date or any other change in the provisions of this PASI Note agreed to in writing by the Maker and the Holder, the Maker shall furnish a new note in substitution for this PASI Note. The first notation made by the Holder on the Advance Schedule attached to the replacement PASI Note shall be the most recent aggregate outstanding principal balance appearing on the Advance Schedule attached to the replaced note.

      4. Prepayments. To the extent permitted under the Indenture and the Bank Credit Facility, the Maker shall have the right from time to time to prepay this PASI Note, in whole or in part, together with accrued interest on the amount of principal prepaid to the date of prepayment without penalty or premium.

      5. Unconditional Obligations; Fees; Waivers, Etc.

      5.1 The obligations to make the payments provided for in this PASI Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever.

      5.2 The Holder agrees that, until the Senior Debt has been paid in full in cash, (i) it will not accelerate payment of all or any part of the principal, interest and other amounts owing under this PASI Note, unless the obligations under the Indenture or the Bank Credit Facility have been accelerated and (ii) it will not file or join in any petition or proceeding commencing the bankruptcy of the Maker or commencing any other Proceeding, but may join in any Proceeding after it has commenced. In the event of any Proceeding, if all Senior Debt has not been paid in full in cash at such time, Holder agrees to use its good faith, commercially reasonable efforts to enforce claims comprising obligations under this PASI Note in the name of Holder in any such Proceeding by proof of debt, proof of claim, suit or otherwise.

      5.3 Subject to Sections 5.2, 6 and 8, if the holder of this PASI Note shall institute any action to enforce the collection of principal of and/or interest on this PASI Note, there shall be immediately due and payable from the Maker, in addition to the then unpaid principal amount of and interest on this PASI Note, all reasonable costs and expenses incurred by the Holder in connection therewith, including reasonable attorneys' fees and disbursements.

      5.4 No forbearance, indulgence, delay or failure to exercise any right or remedy with respect to this PASI Note shall operate as a waiver, nor as an acquiescence in any default. No single or partial exercise of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

                                      A2-3

      5.5 This PASI Note may not be modified or discharged orally, but only in writing duly executed by the holder hereof.

      5.6 The Maker hereby waives presentment, demand, notice of dishonor, protest and notice of protest.

      6. Subordination.

      6.1 Subordination Agreement. The Holder and the Maker agree that the payment of principal of and interest on this PASI Note, and any other amounts payable with respect thereto, is subordinated to the prior payment in full in cash (whether at maturity, by prepayment, by acceleration or otherwise) of any and all Senior Debt, and agree that, except as permitted under the Indenture and the Bank Credit Facility, no payment of, on, or on account of the indebtedness so subordinated shall be made unless and until all payments of principal, interest or amounts otherwise payable with respect to all Senior Debt have been paid in full in cash. Except as permitted under the Indenture and the Bank Credit Facility, the Holder further agrees not to receive or accept any such payment until all Senior Debt has been paid in full in cash.

      In the event that, notwithstanding the foregoing provisions, any payment shall be received by the Holder on account of principal of or interest on or other amounts payable with respect to this PASI Note in contravention of the foregoing provisions, such payment shall be held in trust for the benefit of and shall, to the extent that at such time all Senior Debt has not been paid in full in cash, be paid over to the Collateral Agent, as agent for the holders of the Senior Debt, for application to the payment of the Senior Debt until all such Senior Debt shall have been paid in full in cash.

      6.2 Dissolution, Etc. In the event of any dissolution, winding-up, liquidation or reorganization of the Maker or ACEP Finance (whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Maker or ACEP Finance or otherwise):

      6.2.1 the holders of the Senior Debt shall be entitled to receive payments in full in cash of all such Senior Debt (including, as applicable, interest accruing on, or original issue discount accreting with respect to, such Senior Debt after the commencement of a bankruptcy case or proceeding at the contract rate whether or not such interest is an allowed claim in such case or proceeding and any additional interest that would have accrued thereon but for the commencement of any such case or proceeding) before the Holder is entitled to receive any payment on account of the principal of or interest on or any other amounts payable in respect of this PASI Note;

      6.2.2 any payment or distribution of assets of the Maker in the form of cash or property, to which the Holder would, except for the subordination provisions set forth herein, be entitled shall be paid by the Maker, or any receiver, trustee in bankruptcy, liquidating trustee or agent or other person making such payment or distribution directly to the Collateral Agent, as agent for the holders of the Senior Debt, to the extent necessary to make payment in full in cash of all Senior Debt remaining unpaid; and

      6.2.3 in the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Maker in the form of cash or property shall be received by the Holder on account of principal of or interest on or other amounts payable in respect of this PASI Note before all Senior Debt (including, as applicable, interest accruing on, or original issue discount accreting with respect to, such Senior Debt after the commencement of a bankruptcy case or proceeding at the contract rate whether or not such interest is an allowed claim in such case or proceeding and any additional interest that would have accrued thereon but for the commencement of any such case or proceeding) is paid in full in cash, or

                                      A2-4
effective provision is made for their payment, such payment or distribution shall be received in trust and shall, to the extent that at such time all Senior Debt has not been paid in full in cash, be paid over to the Collateral Agent, as agent for the holders of the Senior Debt, for application to the payment of such Senior Debt until all such Senior Debt shall have been paid in full in cash.

      The consolidation of the Maker with, or the merger of the Maker into, another entity in accordance with the provisions of Article 5 of the Indenture shall not be deemed a dissolution, winding-up, liquidation or reorganization for purpose of these subordination provisions.

      6.3 Subrogation. Subject to the payment in full in cash of all Senior Debt, the Holder shall be subrogated to the rights of the holders of the Senior Debt or their respective representatives (except that the Holder shall not be subrogated to the position of a secured creditor until the payment in full in cash of all Senior Debt), to receive payments or distributions of assets of the Maker applicable to the Senior Debt until all amounts owing on this PASI Note shall be paid in full in cash, and for the purpose of such subrogation, no payments or distributions to the holders of the Senior Debt, or their respective representatives, as the case may be, by or on behalf of the Maker or by or on behalf of the Holder, which otherwise would have been made to the Holder shall, as between the Maker and its creditors, be deemed to be payment by the Maker to or on account of the holders of the Senior Debt, or their respective representatives, as the case may be, it being understood that the subordination provisions in this Section 6 are intended solely for the purpose of defining the relative rights of the Holder, on the one hand, and the holders of the Senior Debt and their respective representatives, on the other hand.

      6.4 Obligation to Pay Unconditional. Except as expressly provided herein, nothing is intended to or shall impair, as between the Maker and the Holder, the obligation of the Maker, which is absolute and unconditional, to pay to the Holder the principal of and interest on this PASI Note as and when the same shall become due and payable in accordance with its terms.

      6.5 Proceedings. This PASI Note shall remain in full force and effect as between the Holder, the Trustee and Collateral Agent, the Maker and/or Administrative Agent notwithstanding the occurrence of any (a) insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding of or against the Maker or ACEP Finance, its property or its creditors as such, (b) proceeding for any liquidation, dissolution or other winding-up of the Maker or ACEP Finance, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) general assignment for the benefit of creditors of the Maker or ACEP Finance or
(d) other marshalling of the assets of the Maker or ACEP Finance (each of (a) through (d) above, a "Proceeding").

      7. Events of Default.

      7.1 Subject to the provisions of Sections 5.2 and 7.2 hereof, upon the happening of an Event of Default, and while such Event of Default is continuing, the Holder may, by written notice to the Maker and subject to applicable cures and waivers, declare this PASI Note immediately due and payable, whereupon the principal of, the interest on, and any other amount owing under, this PASI Note shall immediately become due and payable; provided, that the Holder may not accelerate the obligations under this PASI Note unless the obligations under the Indenture and the Bank Credit Facility have been accelerated. Notwithstanding the foregoing, if an Event of Default specified in Sections 6.01(9) or 6.01(10) of the Indenture occurs, the principal of, the interest on, and any other amount owing under, this PASI Note shall be due and payable immediately without further action or notice.

      7.2 The provisions of Section 7.1 to the contrary notwithstanding, in the event an Event of Default under the Indenture shall be waived or cured, then the related Event of Default under this PASI Note shall be deemed waived or cured, as the case may be, for all purposes of this PASI Note. To the

                                      A2-5
extent the maturity of and payments due under this PASI Note shall have been accelerated as a result of any Event of Default that is deemed waived or cured, such indebtedness shall cease to be accelerated and all terms of this PASI Note shall continue to be in effect as if no acceleration occurred.

      8. Suits for Enforcement and Remedies. Subject to the provisions of Sections 5.2, 6 and 7 hereof, if any one or more Events of Default shall occur and be continuing, the Holder may proceed to protect and enforce the Holder's rights either by suit in equity or by action at law, or both, or proceed to enforce the payment of this PASI Note or to enforce any other legal or equitable right of the Holder. No right or remedy herein or in any other agreement or instrument conferred upon the Holder is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and shall be in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

      9. Miscellaneous.

      9.1 If any payment hereunder falls due on a Saturday, Sunday or any other day on which commercial banks in New York City are authorized or required by law to close, the maturity thereof shall be extended to the next succeeding business day.

      9.2 The headings of the various Sections of this PASI Note are for convenience of reference only and shall in no way modify any of the terms or provisions of this PASI Note.

      9.3 The Trustee, for the benefit of the holders of the Notes, and the Administrative Agent, for the benefit of the lenders of the Bank Credit Facility shall be express third party beneficiaries of the provisions of this PASI Note relating to subordination and the deferral or accrual of interest payments and the maturity date of the PASI Notes (including without limitation Sections 5.2, 6, 7 and 9.3 of this PASI Note). No such provisions may be amended without the consent of the requisite holders of each class of Senior Debt.

      10. CHOICE OF LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS PASI NOTE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

      11. Consent to Jurisdiction. Each of the Maker and the Holder (a) irrevocably agrees that any suit, action or proceeding arising out of or based upon this PASI Note shall be instituted in any United States Federal or New York State court located in the Borough of Manhattan, The City of New York, (b) irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding, and (c) irrevocably submits to the non-exclusive jurisdiction of any United States Federal or New York State court located in the Borough of Manhattan, The City of New York in connection with any suit, action or proceeding arising out of, or relating to this PASI Note. Each of the Maker and the Holder expressly consents to the jurisdiction of such courts in respect of any such action and waives any other requirements of or objections to personal jurisdiction with respect thereto.

                  [Remainder of page intentionally left blank]

                                      A2-6

                                        AMERICAN CASINO & ENTERTAINMENT
                                        PROPERTIES LLC
                                        By:________________________________
                                        Name:
                                        Title:

Agreed to and Acknowledged:

[HOLDER]

By: ________________________________
    Name:
    Title:

                                      A2-7

                                   Schedule A

                               ACCOUNT INFORMATION

                                      A2-8

                                   Schedule I

                      ADVANCES, REPAYMENTS AND PREPAYMENTS

                          AMOUNT
          AMOUNT      OF REPAYMENT OR         UNPAID
DATE    OF ADVANCE      PREPAYMENT       PRINCIPAL BALANCE    NOTATION MADE BY
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------
----    ----------    ---------------    -----------------    ----------------

                                      A2-9

                                                                      EXHIBIT A3

                  [Face of Regulation S Temporary Global Note]

                                                           CUSIP/CINS __________

                       7.85% Senior Secured Notes due 2012

No. ___                                                              $__________

                 AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC
            AMERICAN CASINO & ENTERTAINMENT PROPERTIES FINANCE CORP.

promises to pay to ____________________ or registered assigns,

the principal sum of ___________________________________________________ DOLLARS
on February 1, 2012.

Interest Payment Dates:  February 1 and August 1

Record Dates: January 15 and July 15

Dated:

                                        AMERICAN CASINO & ENTERTAINMENT
                                        PROPERTIES LLC

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        AMERICAN CASINO & ENTERTAINMENT
                                        PROPERTIES FINANCE CORP.

                                        By: ____________________________________
                                            Name:
                                            Title:

This is one of the Notes referred to
in the within-mentioned Indenture:

WILMINGTON TRUST COMPANY,
  as Trustee

By:  ____________________________________
             Authorized Signatory

                                      A3-1

                  [Back of Regulation S Temporary Global Note]
                       7.85% Senior Secured Notes due 2012

THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (2) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (3) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION
2.12 OF THE INDENTURE AND (4) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF American Casino & Entertainment Properties LLC THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) (a) IN THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) OUTSIDE THE UNITED STATES IN AN

                                      A3-2

OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (c) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT,
(d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (a) (1),
(2), (3) OR (7) OF THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC SO REQUESTS), (2) TO AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE. IF AT ANY TIME THE NEVADA GAMING COMMISSION FINDS THAT A HOLDER OF THIS SECURITY IS UNSUITABLE TO CONTINUE TO OWN THE SECURITY, AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC SHALL HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO DISPOSE OF SUCH SECURITY AS PROVIDED BY THE GAMING LAWS OF THE STATE OF NEVADA AND THE REGULATIONS PROMULGATED THEREUNDER. ALTERNATIVELY, AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC SHALL HAVE THE RIGHT TO REDEEM THE SECURITY FROM THE HOLDER AT A PRICE SPECIFIED IN THE INDENTURE GOVERNING THE SECURITY. NEVADA GAMING LAWS AND REGULATIONS RESTRICT THE RIGHT UNDER CERTAIN CIRCUMSTANCES: (A) TO PAY OR RECEIVE ANY INTEREST UPON SUCH SECURITY; (B) TO EXERCISE, DIRECTLY OR THROUGH ANY TRUSTEE OR NOMINEE, ANY VOTING RIGHT CONFERRED BY SUCH SECURITY; OR (C) TO RECEIVE ANY REMUNERATION IN ANY FORM FROM AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC, FOR SERVICES RENDERED OR OTHERWISE.

      Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

            (1) INTEREST. American Casino & Entertainment Properties LLC, a Delaware limited liability company ("ACEP") and American Casino & Entertainment Properties Finance Corp., a Delaware corporation ("ACEP Finance", together with ACEP, the "Company"), promises to pay interest on the principal amount of this Note at 7.85% per annum from ________________, 20__ until maturity and shall pay the Liquidated Damages, if any, payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Company will pay interest and Liquidated Damages, if any, semi-annually in arrears on February 1 and August 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided further that the first Interest Payment Date shall be _____________, 20__. The Company will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a

                                      A3-3
      rate that is 1% per annum in excess of the rate then in effect; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages, if any, (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

      Until this Regulation S Temporary Global Note is exchanged for one or more Regulation S Permanent Global Note, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Regulation S Temporary Global Note shall in all other respects be entitled to the same benefits as other Notes under the Indenture.

            (2) METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Liquidated Damages, if any, to the Persons who are registered Holders of Notes at the close of business on the January 15 or July 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest and Liquidated Damages, if any, may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Liquidated Damages, if any, on, all Global Notes and all other Notes the Holders of which hold at least $2.0 million aggregate principal amount of Notes and shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment will be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

            (3) PAYING AGENT AND REGISTRAR. Initially, Wilmington Trust Company, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

            (4) INDENTURE AND COLLATERAL DOCUMENTS. The Company issued the Notes under an Indenture dated as of January 29, 2004 (the "Indenture") among the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the TIA (15 U.S. Code Sections 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are secured obligations of the Company. The Notes are secured by a pledge of Note Collateral pursuant to the Collateral Documents referred to in the Indenture.

            (5) OPTIONAL REDEMPTION.

            (a) Except as set forth in subparagraph (b) of this Paragraph 5, the Company will not have the option to redeem the Notes prior to February 1, 2008. On or after February 1, 2008, the Company will have the option to redeem the Notes, in whole or in part, upon not less than 15 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on February 1 of the years indicated below:

                                      A3-4

Year                                        Percentage
----                                        ----------
2008....................................     103.925%
2009....................................     101.963%
2010 and thereafter.....................     100.000%

                  (b) Notwithstanding the provisions of subparagraph (a) of this Paragraph 5, at any time prior to February 1, 2007, the Company may on one or more occasions redeem up to 35% of the aggregate principal amount of Notes (including Additional Notes) issued under the Indenture with the net cash proceeds of one or more Equity Offerings of from the proceeds of Permitted Affiliate Subordinated Debt of ACEP at a redemption price equal to 107.850% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date; provided that at least 65% in aggregate principal amount of the Notes issued under the Indenture remains outstanding immediately after the occurrence of such redemption (excluding Notes held by ACEP and its Subsidiaries) and that such redemption occurs within 60 days of the date of the closing of such Equity Offering or the issuance of Permitted Affiliate Subordinated Debt.

            (6) REDEMPTION PURSUANT TO GAMING LAWS.

      If any Gaming Authority requires that a Holder or Beneficial Owner of Notes be licensed, qualified or found suitable under any applicable Gaming Law and such Holder or Beneficial Owner:

      (a) fails to apply for a license, qualification or a finding of suitability within 30 days (or such shorter period as may be required by the applicable Gaming Authority) after being requested to do so by the Gaming Authority; or

      (b) is denied such license or qualification or not found suitable;

      ACEP shall then have the right, at its option:

      (a) to require each such Holder or Beneficial Owner to dispose of its Notes within 30 days (or such earlier date as may be required by the applicable Gaming Authority) of the occurrence of the event described in clause (1) or (2) above, or

      (b) to redeem the Notes of each such Holder or Beneficial Owner, in accordance with Rule 14e-1 of the Exchange Act, if applicable, at a redemption price equal to the lowest of:

            (1) the principal amount thereof, together with accrued and unpaid interest and Liquidated Damages, if any, to the earlier of the date of redemption, the date 30 days' after such Holder or Beneficial Owner is required to apply for a license, qualification or finding of suitability (or such shorter period that may be required by any applicable Gaming Authority) if such Holder or Beneficial Owner fails to do so ("Application Date") or of the date of denial of license or qualification or of the finding of unsuitability by such Gaming Authority;

            (2) the price at which such Holder or Beneficial Owner acquired the Notes, together with accrued and unpaid interest and Liquidated Damages, if any, to the earlier of the date of redemption, the Application Date or the date of the denial of license or qualification or of the finding of unsuitability by such Gaming Authority; and

            (3) such other lesser amount as may be required by any Gaming Authority.

                                      A3-5

      Immediately upon a determination by a Gaming Authority that a Holder or Beneficial Owner of the Notes will not be licensed, qualified or found suitable and must dispose of the Notes, the Holder or Beneficial Owner will, to the extent required by applicable Gaming Laws, have no further right:

      (c) to exercise, directly or indirectly, through any trustee or nominee or any other Person or entity, any right conferred by the Notes, the Note Guarantees or the Indenture; or

      (d) to receive any interest, Liquidated Damages, dividend, economic interests or any other distributions or payments with respect to the Notes and the Note Guarantees or any remuneration in any form with respect to the Notes and the Note Guarantees from the Company, the Guarantors or the Trustee, except the redemption price referred to above.

      (7) SPECIAL MANDATORY REDEMPTION. In the event each of the Release Conditions shall not have been satisfied on or prior to the earlier of (A) August 31, 2004 and (B) an Interest Top-Off Failure (the earlier of (A) and (B) being the "Escrow Break Date"), ACEP shall redeem all of the Notes, on the second Business Day immediately following the Escrow Break Date, at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest to the date of redemption.

      (8) MANDATORY REDEMPTION. Other than in connection with redemption pursuant to Gaming Laws or a Special Mandatory Redemption, the Company is not required to make mandatory redemption or sinking fund payments with respect to the Notes.

      (9) REPURCHASE AT THE OPTION OF HOLDER.

                  (a) If there is a Change of Control, the Company will be required to make an offer (a "Change of Control Offer") to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Notes at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase (the "Change of Control Payment"). Within 30 days following any Change of Control, the Company will mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

                  (b) If the Company or a Restricted Subsidiary of the Company consummates any Asset Sales, within five days of each date on which the aggregate amount of Excess Proceeds exceeds $5.0 million, the Company will commence an offer to all Holders of Notes and all holders of other Indebtedness that is pari passu with the Notes containing provisions similar to those set forth in the Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets (an "Asset Sale Offer") pursuant to Section 3.11 of the Indenture to purchase the maximum principal amount of Notes (including any Additional Notes) and other pari passu Indebtedness that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date fixed for the closing of such offer, in accordance with the procedures set forth in the Indenture. To the extent that the aggregate amount of Notes (including any Additional Notes) and other pari passu Indebtedness tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company may use such deficiency for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of Notes and other pari passu Indebtedness surrendered by holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and other pari passu Indebtedness to be purchased on a pro rata basis. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related purchase date and may elect to have such

                                      A3-6

      Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" attached to this Note.

                  (c) If the Company or a Restricted Subsidiary of the Company receives Excess Loss Proceeds, within five days of each date on which the aggregate amount of Excess Loss Proceeds exceeds $5.0 million, the Company will commence an offer to all Holders of Notes and all holders of other Indebtedness that is pari passu with the Notes containing provisions similar to those set forth in the Indenture that require the Company to make an Event of Loss Offer pursuant to Section 3.12 of the Indenture to purchase the maximum principal amount of Notes (including any Additional Notes) and other pari passu Indebtedness that may be purchased out of the Excess Loss Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date fixed for the closing of such offer, in accordance with the procedures set forth in the Indenture. To the extent that the aggregate amount of Notes (including any Additional Notes) and other pari passu Indebtedness tendered pursuant to an Event of Loss Offer is less than the Excess Loss Proceeds, the Company may use such deficiency for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of Notes and other pari passu Indebtedness surrendered by holders thereof exceeds the amount of Excess Loss Proceeds, the Trustee shall select the Notes and other pari passu Indebtedness to be purchased on a pro rata basis. Holders of Notes that are the subject of an offer to purchase will receive an Excess Loss Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" attached to this Note.

            (10) NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 15 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

            (11) DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

      This Regulation S Temporary Global Note is exchangeable in whole or in part for one or more Global Notes only (i) on or after the termination of the 40-day restricted period (as defined in Regulation S) and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article 2 of the Indenture. Upon exchange of this Regulation S Temporary Global Note for one or more Global Notes, the Trustee shall cancel this Regulation S Temporary Global Note.

                                      A3-7

            (12) PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

            (13) AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Note Guarantees or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes and Additional Notes, if any, voting as a single class, and any existing Default or Event of Default compliance with any provision of the Indenture, the Note Guarantees or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes and Additional Notes, if any, voting as a single class. Without the consent of any Holder of a Note, the Indenture, the Note Guarantees or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's or any Guarantor's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA, to conform the text of the Indenture, the Collateral Documents or the Notes to any provision of the "Description of Notes" section of the Offering Memorandum, to the extent that such provision in that "Description of Notes" was intended to be a verbatim recitation of a provision of the Indenture, the Note Guarantees, the Collateral Documents or the Notes, to provide for the Issuance of Additional Notes in accordance with the limitations set forth in the Indenture, or to allow any Guarantor to execute a supplemental indenture to the Indenture and/or a Note Guarantee with respect to the Notes.

            (14) DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest or Liquidated Damages on the Notes; (ii) default in payment when due of principal of or premium, if any, on the Notes when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise, (iii) failure by the Company to comply with Section 3.08, 3.09, 4.07, 4.09, 4.10, 4.15, 4.16 or 5.01 of the Indenture; (iv) failure by the
      Company for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in principal amount of the Notes including Additional Notes, if any, then outstanding voting a single class to comply with certain other agreements in the Indenture, the Notes or the Collateral Documents; (v) default under certain other agreements relating to Indebtedness of the Company which default results in the acceleration of such Indebtedness prior to its express maturity; (vi) certain final judgments for the payment of money that remain undischarged for a period of 60 days; (vii) certain events of bankruptcy or insolvency with respect to the Company or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries that, when taken together, would constitute a Significant Subsidiary; (viii) the breach of certain covenants in the Collateral Documents or the Collateral Documents shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect; (ix) certain cessations and suspensions of the Company's Gaming Licenses; and (x) except as permitted by the Indenture, any Note Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor or any Person acting on its behalf shall deny or disaffirm its obligations under such Guarantor's Note Guarantee. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided

                                      A3-8
      in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium or Liquidated Damages, if any, on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

            (15) TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

            (16) NO RECOURSE AGAINST OTHERS. A director, officer, manager (or managing member) direct or indirect member, partner, employee, incorporator or stockholder, of the Company or any of the Guarantors, as such, will not have any liability for any obligations of the Company or such Guarantor under the Notes, the Note Guarantees, the Collateral Documents or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

            (17) AUTHENTICATION. This Note will not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

            (18) ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

            (19) ADDITIONAL RIGHTS OF HOLDERS. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes will have all the rights set forth in the Registration Rights Agreement dated as of January 29, 2004, among the Company and the other parties named on the signature pages thereof or, in the case of Additional Notes, Holders of Restricted Global Notes and Restricted Definitive Notes will have the rights set forth in one or more registration rights agreements, if any, among the Company , the Guarantors and the other parties thereto, relating to rights given by the Company and the Guarantors to the purchasers of any Additional Notes (collectively, the "Registration Rights Agreement").

            (20) CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

                                      A3-9

      The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

American Casino & Entertainment Properties LLC
American Casino & Entertainment Properties Finance Corp.
2000 Las Vegas Boulevard South
Las Vegas, Nevada 89104
Attention:  Denise Barton

                                     A3-10

                                 ASSIGNMENT FORM

      To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to: __________________________________
                                               (Insert assignee's legal name)

________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint_________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:  _______________

                                        Your Signature: ________________________
                                              (Sign exactly as your name appears
                                              on the face of this Note)

Signature Guarantee*:  _________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                     A3-11

                       OPTION OF HOLDER TO ELECT PURCHASE

      If you want to elect to have this Note purchased by the Company pursuant to Section 4.10, 4.15 or 4.16 of the Indenture, check the appropriate box below:

         [ ] Section 4.10      [ ] Section 4.15      [ ] Section 4.16

      If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10, Section 4.15 or Section 4.16 of the Indenture, state the amount you elect to have purchased:

                                $_______________

Date:  _______________

                                        Your Signature: ________________________
                                              (Sign exactly as your name appears
                                              on the face of this Note)

                                        Tax Identification No.: ________________

Signature Guarantee*: _________________________

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

                                     A3-12

           SCHEDULE OF EXCHANGES OF REGULATION S TEMPORARY GLOBAL NOTE

      The following exchanges of a part of this Regulation S Temporary Global Note for an interest in another Global Note, or exchanges in part of another other Restricted Global Note for an interest in this Regulation S Temporary Global Note, have been made:

                                                                      Principal Amount
                   Amount of decrease in   Amount of increase in    at maturity of this
                      Principal Amount        Principal Amount     Global Note following   Signature of authorized
                      at maturity of          at maturity of           such decrease        officer of Trustee or
Date of Exchange     this Global Note        this Global Note          (or increase)              Custodian
----------------     ----------------        ----------------          -------------              ---------

                                     A3-13

                                                                       EXHIBIT B

                         FORM OF CERTIFICATE OF TRANSFER

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC
AMERICAN CASINO & ENTERTAINMENT PROPERTIES FINANCE CORP.
2000 Las Vegas Boulevard South
Las Vegas, Nevada 89104
Attention: Denise Barton

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

      Re: 7.85% Senior Secured Notes due 2012

      Reference is hereby made to the Indenture, dated as of January 29, 2004 (the "Indenture"), among American Casino & Entertainment Properties LLC, a Delaware limited liability company, as issuer ("ACEP"), American Casino & Entertainment Properties Finance Corp., a Delaware corporation, as co-issuer ("ACEP Finance", together with ACEP, the "Company"), the Guarantors party thereto and Wilmington Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      ___________________, (the "Transferor") owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $___________ in such Note[s] or interests (the "Transfer"), to ___________________________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                             [CHECK ALL THAT APPLY]

      1. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL NOTE OR A RESTRICTED DEFINITIVE NOTE PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A, and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Restricted Definitive Note and in the Indenture and the Securities Act.

      2. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE REGULATION S TEMPORARY GLOBAL NOTE, THE REGULATION S PERMANENT GLOBAL NOTE OR A RESTRICTED DEFINITIVE NOTE PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that
(i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Permanent Global Note, the Regulation S Temporary Global Note and/or the Restricted Definitive Note and in the Indenture and the Securities Act.

      3. [ ] CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE IAI GLOBAL NOTE OR A RESTRICTED DEFINITIVE NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

            (a) [ ] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

            (b) [ ] such Transfer is being effected to the Company or a subsidiary thereof;

                                       or

            (c) [ ] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                       or

            (d) [ ] such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144, Rule 903 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Definitive Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Indenture and (2) if such Transfer is in respect of a principal amount of Notes at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Note and/or the Restricted Definitive Notes and in the Indenture and the Securities Act.

      4. [ ] CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED DEFINITIVE NOTE.

      (a) [ ] CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

      (b) [ ] CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

      (c) [ ] CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                        ________________________________________
                                               [Insert Name of Transferor]

                                        By:_____________________________________
                                           Name:
                                           Title:

      Dated: _______________________

                       ANNEX A TO CERTIFICATE OF TRANSFER

      1. The Transferor owns and proposes to transfer the following:

                            [CHECK ONE OF (a) OR (b)]

            (a) [ ] a beneficial interest in the:

                  (i) [ ] 144A Global Note (CUSIP _________), or

                  (ii) [ ] Regulation S Global Note (CUSIP _________), or

                  (iii) [ ] IAI Global Note (CUSIP _________); or

            (b) [ ] a Restricted Definitive Note.

      2. After the Transfer the Transferee will hold:

                                   [CHECK ONE]

            (a) [ ] a beneficial interest in the:

                  (i) [ ] 144A Global Note (CUSIP _________), or

                  (ii) [ ] Regulation S Global Note (CUSIP _________), or

                  (iii) [ ] IAI Global Note (CUSIP _________); or

                  (iv) [ ] Unrestricted Global Note (CUSIP _________); or

            (b) [ ] a Restricted Definitive Note; or

            (c) [ ] an Unrestricted Definitive Note,

            in accordance with the terms of the Indenture.

                                                                       EXHIBIT C

                         FORM OF CERTIFICATE OF EXCHANGE

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC
AMERICAN CASINO & ENTERTAINMENT PROPERTIES FINANCE CORP.
2000 Las Vegas Boulevard South
Las Vegas, Nevada 89104
Attention: Denise Barton

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

      Re: 7.85% Senior Secured Notes due 2012 (CUSIP ____________)

      Reference is hereby made to the Indenture, dated as of January 29, 2004 (the "Indenture"), among American Casino & Entertainment Properties LLC, a Delaware limited liability company, as issuer ("ACEP"), American Casino & Entertainment Properties Finance Corp., a Delaware corporation, as co-issuer ("ACEP Finance", together with ACEP, the "Company"), the Guarantors party thereto and Wilmington Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      __________________________, (the "Owner") owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $____________ in such Note[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

      1. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR UNRESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE

      (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

      (b) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the

Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

      (c) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

      (d) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO UNRESTRICTED DEFINITIVE NOTE. In connection with the Owner's Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

      2. EXCHANGE OF RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES FOR RESTRICTED DEFINITIVE NOTES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL NOTES

      (a) [ ] CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE TO RESTRICTED DEFINITIVE NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in the Indenture and the Securities Act.

      (b) [ ] CHECK IF EXCHANGE IS FROM RESTRICTED DEFINITIVE NOTE TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's Restricted Definitive Note for a beneficial interest in the [CHECK ONE] [ ] 144A Global Note, [ ] Regulation S Global Note, [ ] IAI Global Note with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

                                        ________________________________________
                                              [Insert Name of Transferor]

                                        By:_____________________________________
                                           Name:
                                           Title:

Dated:  ______________________

                                                                       EXHIBIT D

                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC
AMERICAN CASINO & ENTERTAINMENT PROPERTIES FINANCE CORP.
2000 Las Vegas Boulevard South
Las Vegas, Nevada 89104
Attention: Denise Barton

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

      Re: 7.85% Senior Secured Notes due 2012

      Reference is hereby made to the Indenture, dated as of January 29, 2004 (the "Indenture"), among American Casino & Entertainment Properties LLC, a Delaware limited liability company, as issuer ("ACEP"), American Casino & Entertainment Properties Finance Corp., a Delaware corporation, as co-issuer ("ACEP Finance", together with ACEP, the "Company"), the Guarantors party thereto and Wilmington Trust Company, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      In connection with our proposed purchase of $____________ aggregate principal amount of:

      (a) [ ] a beneficial interest in a Global Note, or

      (b) [ ] a Definitive Note,

      we confirm that:

      1. We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

      2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and, if such transfer is in respect of a principal amount of Notes, at the time of transfer of less than $250,000, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or
(F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any Person

                                                                       EXHIBIT D

purchasing the Definitive Note or beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

      3. We understand that, on any proposed resale of the Notes or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

      4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

      5. We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

      You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                        ________________________________________
                                          [Insert Name of Accredited Investor]

                                        By:_____________________________________
                                           Name:
                                           Title:

Dated:  _______________________

                                                                       EXHIBIT E

                          FORM OF NOTATION OF GUARANTEE

      For value received, each Guarantor (which term includes any successor Person under the Indenture) has, jointly and severally, unconditionally guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, dated as of January 29, 2004 (the "Indenture"), among American Casino & Entertainment Properties LLC, a Delaware limited liability company, as issuer ("ACEP"), American Casino & Entertainment Properties Finance Corp., a Delaware corporation, as co-issuer ("ACEP Finance", together with ACEP, the "Company"), the Guarantors party thereto and Wilmington Trust Company, as trustee (the "Trustee"), (a) the due and punctual payment of the principal of, premium and Liquidated Damages, if any, and interest on, the Notes, whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal of and interest on the Notes, if any, if lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms of the Indenture and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Guarantors to the Holders of Notes and to the Trustee pursuant to the Note Guarantee and the Indenture are expressly set forth in
Article 11 of the Indenture and reference is hereby made to the Indenture for the precise terms of the Note Guarantee. Each Holder of a Note, by accepting the same, (a) agrees to and shall be bound by such provisions and (b) appoints the Trustee attorney-in-fact of such Holder for all purposes.

      Capitalized terms used but not defined herein have the meanings given to them in the Indenture.

                                        [NAME OF GUARANTOR(S)]

                                        By:_____________________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT F

                         FORM OF SUPPLEMENTAL INDENTURE
                    TO BE DELIVERED BY SUBSEQUENT GUARANTORS

      SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of ________________, 200__, among __________________ (the "Guaranteeing
Subsidiary"), a subsidiary of American Casino & Entertainment Properties LLC, a Delaware limited liability company, as issuer ("ACEP") (or its permitted successor), American Casino & Entertainment Properties Finance Corp., a Delaware corporation, as co-issuer ("ACEP Finance", together with ACEP, the "Company"), the other Guarantors (as defined in the Indenture referred to herein) and Wilmington Trust Company, as trustee under the Indenture referred to below (the "Trustee").

                               W I T N E S S E T H

      WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of January 29, 2004 providing for the issuance of 7.85% Senior Secured Notes due 2012 (the "Notes");

      WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company's Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "Note Guarantee"); and

      WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

      NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

      1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

      2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the indenture including but not limited to Article 11 thereof.

      4. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of the Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or any Guaranteeing Subsidiary under the Notes, any Note Guarantees, the Collateral Documents, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the SEC that such a waiver is against public policy.

      5. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

      6. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

      7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

      8. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

      IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

      Dated: _______________, 20___

                                      [GUARANTEEING SUBSIDIARY]

                                      By: _______________________________
                                      Name:
                                      Title:

                                      AMERICAN CASINO & ENTERTAINMENT PROPERTIES
                                      LLC

                                      By: _______________________________
                                      Name:
                                      Title:

                                      AMERICAN CASINO & ENTERTAINMENT PROPERTIES
                                      FINANCE CORP.

                                      By: _______________________________
                                      Name:
                                      Title:

                                      [EXISTING GUARANTORS]

                                      By: _______________________________
                                      Name:
                                      Title:

                                      [TRUSTEE],
                                       as Trustee

                                      By: _______________________________
                                           Authorized Signatory